BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

We acquired from Golar equity interests in Tundra Corp, the disponent owner and operator of the Golar Tundra, on May 23, 2016. We acquired from Golar equity interests in the subsidiaries which own and operate the Golar Eskimo and the Golar Igloo on January 20, 2015, and March 28, 2014, respectively. The Board and the Conflicts Committee of the Board (the "Conflicts Committee") approved the purchase price for each transaction. The Conflicts Committee retained a financial adviser to assist the evaluation of each transaction.

Golar Tundra

Golar is the primary beneficiary of Tundra Corp until the Tundra Put Option expires. Consequently, Golar continues to consolidate the Tundra Corp and the results of operations of Tundra Corp are not reflected in our financial statements (see note 5).
Golar Eskimo and Golar Igloo

The details of the Golar Eskimo and Golar Igloo acquisitions are as follows:

	Golar Eskimo	Golar Igloo
(in thousands of $)	January 20, 2015	March 28, 2014
Purchase consideration (1)	226,010	156,001
Less: Fair value of net assets (liabilities) acquired:
Vessel and equipment	292,872	287,542
Intangible asset	95,520	19,099
Cash	298	682
Fair value of interest rate swap	—	3,636
Other assets and liabilities	150	6,312
Long-term debt	(162,830)	(161,270)
Subtotal	(226,010)	(156,001)
Difference between the purchase price and fair value of net assets acquired	—	—
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(1) The purchase consideration comprised the following:

(in thousands of $)	Golar Eskimo	Golar Igloo
Loan from Golar	220,000	—
Cash consideration paid to Golar	7,170	148,730
Adjustment for the interest rate swap asset assumed	—	3,636
Purchase price adjustments	(1,160)	3,635
	226,010	156,001

Golar Eskimo

On January 20, 2015, we acquired Golar’s 100% interest in the companies that own and operate the FSRU Golar Eskimo pursuant to a Purchase, Sale and Contribution Agreement entered into on December 22, 2014. The purchase consideration was $388.8 million less the assumed bank debt of $162.8 million. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their fair values at the date of acquisition.

Revenue and profit contributions

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. Under the agreement with Golar, the Golar Eskimo contributed revenues of $22.0 million and net income of $18.6 million to the financial results for the period from January 20, 2015 to December 31, 2015. We in return remitted to Golar $12.9 million of hire payments actually received with respect to the vessel during this period.

The table below shows our summarized consolidated pro forma annual financial information for the year ended December 31, 2015, giving effect to our acquisition of the Golar Eskimo as if it had taken place on January 1, 2015.

Unaudited
(in thousands of $, except per unit data)	2015
Revenues	435,573
Net income	163,022

Golar Eskimo was under construction during the year ended December 31, 2014 and was not operational as of December 31, 2014. As a result, we have evaluated that had the acquisition been completed as of January 1, 2014, Golar Eskimo’s pro forma revenue and net income effect for the year ended December 31, 2014 would be immaterial and thus have not been presented here. The acquisition of the Golar Eskimo was deemed accretive to our distributions.

Golar Igloo

On March 28, 2014, we acquired Golar’s 100% interest in the company that owns and operates the FSRU, the Golar Igloo pursuant to a Purchase, Sale and Contribution Agreement that we entered into on December 5, 2013. The purchase consideration was $310.0 million less the assumed bank debt of $161.3 million, plus the fair value of the interest rate swap asset of $3.6 million and other purchase price adjustments of $3.6 million. The Golar Igloo was delivered to its current charterer, KNPC, the national oil refining company of Kuwait in March 2014 under a charter expiring in December 2018. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. The acquisition of the Golar Igloo was deemed accretive to our distributions.

Revenue and profit contributions

The Golar Igloo contributed revenues of $43.2 million and net income of $22.3 million to the financial results for the period from March 28, 2014 to December 31, 2014.

The table below shows our summarized consolidated pro forma annual financial information for the year ended December 31, 2014, giving effect to our acquisition of the Golar Igloo as if it had taken place on January 1, 2014.

Unaudited
(in thousands of $, except per unit data)	2014
Revenues	400,209
Net income	184,751